                                                                    EXHIBIT 99.1

Contacts:  Herman Chin, Public Relations    Christine Rogers, Investor Relations
           631-962-1163                     631-962-1160
           herman.chin@falconstor.com       christine.rogers@falconstor.com

               FALCONSTOR SOFTWARE ANNOUNCES Q2 QUARTERLY RESULTS
        REVENUES INCREASE 58% FROM PRIOR YEAR AND 23% FROM PRIOR QUARTER

MELVILLE,  N.Y., July 28,  2004--FalconStor  Software,  Inc.  (Nasdaq:  FALC), a
leading developer of network storage  infrastructure  software solutions,  today announced financial results for its second quarter ended June 30, 2004.

For the second quarter of 2004,  revenues increased 23% from $5.3 million in the first  quarter of 2004 to $6.5 million in the second  quarter of 2004.  Net loss for the  quarter  was $1.7  million,  down from  $2.2  million  in the  previous quarter.  Diluted net loss per share for the second quarter was $0.04 per share, compared with $0.05 per share for the previous  quarter.  Operating  expenses in the second quarter increased 9%, or $0.7 million, which included $0.6 million in legal fees related to a patent lawsuit.

Revenues for the second quarter of 2004 increased 58% to $6.5 million,  compared with $4.1 million for the same period a year ago.  Operating  expenses increased from $5.9  million in the second  quarter of 2003 to $8.4 million for the second quarter of 2004. Net loss for the second quarter was $1.7 million  compared with
$1.6 million for the same period a year ago.  Diluted net loss per share for the second  quarter was $0.04 per share,  compared with $0.03 per share for the same period a year ago.

For the first six months of fiscal 2004,  FalconStor  recorded revenues of $11.7 million, compared with $7.8 million for the same period a year earlier. Net loss for the six  month  period  was $3.9  million  compared  with a net loss of $3.3 million  reported in the  corresponding  period a year ago. Diluted net loss per share during the six-month  period was $0.08,  compared with $0.07 per share for the same period a year ago.

The Company  closed the quarter  financially  strong with $34.7 million in cash, cash equivalents and marketable securities, a decrease of only $950,000 from the previous quarter.  Deferred revenue at June 30, 2004, increased by $0.6 million, or 19%,  compared  with the balance at March 31, 2004,  and by 91% compared with the same  period a year  ago.  Gross  margins  for the  second  quarter  of 2004 increased to 78% compared with 74% in the first quarter of 2004.

"We are  pleased  with our  continuing  market  expansion  in the  areas of data replication,  disk-based backup/recovery,  and server/storage consolidation,  as well as our success in building upon last quarter," said FalconStor Chairman and
CEO ReiJane  Huai.  "We are reaping the  benefits of our OEM  relationships,  as evidenced by the quick  acceptance,  adoption  and  momentum of our  VirtualTape
Library and iSCSI Storage Server appliance business initiatives."

SECOND QUARTER HIGHLIGHTS:
Highlights  of  the  second  quarter   include  new  and   continuing   business
relationships,  customers, products, and further interoperability certifications with leading industry solutions:

o     Channel  partners and OEMs  announced this quarter  included  Acer,  Inc.,
      AXIOMTEK  CO., LTD,  Ciara  Technologies,  Dynamic  Network  Factory,  EMC
      Corporation, SYSTEMAT, and Systex Corp.

o     Premier  solution  and service  providers  teamed with  FalconStor  on new domestic and  international  business  across many  industries,  including legal,  education,  government,  and manufacturing,  for IPStor Enterprise
      Edition, VirtualTape Library Appliance, and iSCSI Storage Server. Customer
      wins in the past quarter  included  Cuesta  College,  Netherlands  City of
      Oosterhout,  Prime-Line  Products,  Saint Bernard Software,  SimmonsCooper
      LLC, and the Australian State Warehousing and Distribution Services.

o     FalconStor  delivered  its iSCSI  Storage  Server  for  Microsoft  Windows
      Storage Server 2003,  providing both file and block level services,  while addressing  the  needs of small and  medium  businesses  and  departmental customers  seeking to centralize and  consolidate  their storage,  improve
      availability,   consolidate  backup,  and  provide  offsite   replication.
      FalconStor  was  also  awarded  a  patent  for  Fibre  Channel   fail-over
      technology.

o     FalconStor's   VirtualTape   Library   Appliance   solution  received  the
      Enterprise  Backup  Solution  (EBS)  certification  from  HP,  as  well as certification  with Sony Electronics' SAIT drives and PetaSite(R)  storage systems.

o     FalconStor's iSCSI Storage Server was named by Windows & .NET Magazine and
      SQL Server  Magazine as a Best of TechEd 2004 awards  finalist,  and named
      Best of TechEd Europe 2004 in the Data Management Solution category.

The company will host a conference  call on Wednesday,  July 28 at 4:30 PM ET to discuss the results.  To participate  in the call,  dial  1-800-257-1836  in the
United  States  or  303-262-2211   outside  the  United  States.   To  view  the
synchronized     slide     presentation      during     the     call,     visit:
http://falconstor.webex.com.

Meeting Name: FalconStor Q2 Earnings
Meeting password: falcon
Meeting number: 761530256

To  listen  to a  replay  of the  call  beginning  July 28 at  6:30 PM ET,  dial
1-800-405-2236  in the United States or 303-590-3000  outside the United States, passcode 11003256#, or visit
www.falconstor.com/investors.asp.

ABOUT IPStor
IPStor  software   delivers  an  intelligent   SAN/NAS   infrastructure   across
heterogeneous  environments by providing a comprehensive set of storage services for enterprise applications - simplifying management, ensuring data availability and recoverability, and maximizing performance.

ABOUT FALCONSTOR
FalconStor  Software,  Inc.  (Nasdaq:  FALC) is a leading  developer  of network storage  infrastructure  software solutions designed to optimize the performance and availability of today's complex IT infrastructures. Deployed by a wide range of Fortune 1000 enterprises,  FalconStor's flagship product,  IPStor,  optimizes storage utilization,  accelerates backup and recovery, maximizes I/O performance and ensures business continuity via sophisticated data replication  services. It is available and supported through major OEMs, system  integrators and resellers worldwide.

Founded in 2000,  FalconStor  is  headquartered  in  Melville,  NY, with offices throughout  Europe  and the Asia  Pacific  regions  including  Paris,  Tokyo and
Taiwan. FalconStor is an active member of the Technical Support Alliance Network
(TSANet),  Storage  Networking  Industry  Association  (SNIA) and Fibre  Channel
Industry  Association (FCIA). For more information visit  www.falconstor.com  or call 1-631-777-5188.

This press release  includes  forward-looking  statements  that involve risk and uncertainties  that could cause  actual  results to differ  materially  from the forward-looking  statements.  These risks and uncertainties  include:  delays in product  development;  market acceptance of FalconStor's  products and services;
technological  change in the storage and networking  industries;  competition in the storage  networking  software market;  the potential failure of FalconStor's
OEM  partners to  introduce  or to market  products  incorporating  FalconStor's products;  intellectual  property  issues;  and other risk factors  discussed in
FalconStor's  reports  on Forms  10-K,  10-Q and other  reports  filed  with the
Securities and Exchange Commission.

                                       ###

FalconStor and IPStor are registered trademarks of FalconStor Software, Inc. All other  company  and  product  names  contained  herein  are  trademarks  of  the respective holders.

                   FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                                 June 30,      December 31,
                                                                   2004           2003
                                                                 --------      ------------
                                                               (unaudited)
Assets
Current assets:
   Cash and cash equivalents ...............................   $12,535,117     $ 8,486,144
   Marketable securities ...................................    22,167,010      28,199,242
   Accounts receivable, net ................................     7,960,190       7,109,922
   Prepaid expenses and other current assets ...............     1,323,158       1,273,125
                                                               -----------     -----------

            Total current assets ...........................    43,985,475      45,068,433
                                                               -----------     -----------

Property and equipment, net ................................     4,182,617       3,861,069
Goodwill ...................................................     3,512,796       3,366,642
Other intangible assets, net ...............................       334,500         396,940
Other assets ...............................................     3,039,982       3,799,949
                                                               -----------     -----------

            Total assets ...................................   $55,055,370     $56,493,033
                                                               ===========     ===========

Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable ........................................   $   922,014     $   562,305
   Accrued expenses ........................................     3,519,753       2,777,391
   Deferred revenue ........................................     3,057,476       2,202,179
                                                               -----------     -----------

            Total current liabilities ......................     7,499,243       5,541,875

Deferred revenue ...........................................       877,952         395,609
                                                               -----------     -----------

            Total liabilities ..............................     8,377,195       5,937,484
                                                               -----------     -----------

Commitments

Total stockholders' equity .................................    46,678,175      50,555,549
                                                               -----------     -----------

            Total liabilities and stockholders' equity .....   $55,055,370     $56,493,033
                                                               ===========     ===========

                   FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                   Three Months Ended                   Six Months Ended
                                                             -------------------------------     ------------------------------
                                                                        June 30,                            June 30,
                                                                 2004              2003              2004              2003

Revenues
Software license revenue .................................. $  4,915,498      $  3,023,920      $  8,463,329      $  5,710,738
Maintenance revenue .......................................    1,043,202           762,837         1,865,055         1,047,048
Software services and other revenue .......................      524,437           304,120         1,413,551         1,011,998
                                                            ------------      ------------      ------------      ------------
                                                               6,483,137         4,090,877        11,741,935         7,769,784

Operating expenses:
   Amortization of purchased and
      capitalized software ...............................       409,250           338,798           824,298           622,539
   Cost of maintenance, software services
      and other revenue...................................       989,955           591,655         1,967,960         1,183,656
   Software development costs .............................    2,178,927         1,671,490         4,340,843         3,283,754
   Selling and marketing ..................................    3,401,078         2,637,991         6,714,616         5,186,921
   General and administrative .............................    1,397,409           698,499         2,208,052         1,390,819
                                                            ------------      ------------      ------------      ------------
                                                               8,376,619         5,938,433        16,055,769        11,667,689
                                                            ------------      ------------      ------------      ------------
           Operating loss .................................   (1,893,482)       (1,847,556)       (4,313,834)       (3,897,905)
                                                            ------------      ------------      ------------      ------------

Interest and other income .................................      188,852           279,528           391,777           597,839
                                                            ------------      ------------      ------------      ------------

         Loss before income taxes .........................   (1,704,630)       (1,568,028)       (3,922,057)       (3,300,066)
                                                            ------------      ------------      ------------      ------------

Provision for income taxes ................................        8,461            10,897            12,541            17,712
                                                            ------------      ------------      ------------      ------------

         Net loss ......................................... $ (1,713,091)     $ (1,578,925)     $ (3,934,598)     $ (3,317,778)
                                                            ============      ============      ============      ============

Basic and diluted net loss per share ...................... $      (0.04)     $      (0.03)     $      (0.08)     $      (0.07)
                                                            ============      ============      ============      ============

Weighted average basic and diluted
   shares outstanding .....................................   46,859,326        45,848,994        46,750,352        45,675,392
                                                            ============      ============      ============      ============